Inventories	12 Months Ended
Dec. 31, 2025
Inventories
Inventories

20.Inventories

	At December 31,
(Euro thousands)	2025	2024
Raw materials, ancillary materials and consumables	6,567	12,688
Work-in-progress and semi-finished products	6,660	7,784
Finished goods	43,947	69,240
Total inventories	57,174	89,712

The cost of inventories recognized as an expense in cost of sales and loss from discontinued operations amounted to €125,203 thousand and €145,847 thousand for the years ended December 31, 2025 and 2024 respectively.

For the years ended December 31, 2025 and 2024, the net amount of €4,095 thousand and €5,667 thousand inventory impairment loss was reversed respectively as the goods were sold at an amount in excess of the written-down value. The net amount was within cost of sales and loss from discontinued operations.